UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 20, 2017 (June 19, 2017)

Teladoc, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37477	04-3705970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Manhattanville Road, Suite 203 Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(203) 635-2002

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on June 19, 2017, Teladoc, Inc. (the “Company”) and Barolo Acquisition Corp., a wholly owned subsidiary of the Company, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Best Doctors Holdings, Inc. (“Best Doctors”), Shareholder Representative Services LLC, in its capacity as Stockholder Representative thereunder, BBH Capital Partners IV, L.P. and BBH Capital Partners QP IV, L.P. pursuant to which the Company agreed to acquire Best Doctors.

In connection with the Merger Agreement, the Company entered into a commitment letter, dated June 19, 2017 (the “Debt Commitment Letter”), with Jefferies Group LLC (“Jefferies”) and Jefferies Finance LLC (“Jefferies Finance” and, together with Jefferies, the “Commitment Parties”), pursuant to which the Commitment Parties have agreed to provide the financing necessary to fund, in part, the consideration to be paid pursuant to the terms of the Merger Agreement and to refinance certain third-party indebtedness of the Company and Best Doctors and to pay fees, commissions and expenses related to the foregoing (the “Debt Financing”).

The Debt Financing is anticipated to consist of the following:

•                  the drawing of senior secured term loans under a senior secured term loan facility of the Company in an aggregate principal amount of $150 million;

•                  commitments under a senior secured revolving credit facility of the Company in an aggregate principal amount of $10 million; and

•                  the issuance and sale of senior unsecured notes of the Company yielding gross proceeds of $200 million.

Under the Debt Commitment Letter, Jefferies commits to purchase, directly or through one or more of its affiliates, the senior unsecured notes, which commitment shall automatically be reduced, on a dollar for dollar basis, by the aggregate gross proceeds from the issuance or sale of any senior unsecured notes, whether pursuant to the Debt Commitment Letter or otherwise. The funding of the Debt Financing is contingent on the satisfaction or waiver of certain conditions set forth in the Debt Commitment Letter.

A copy of the Debt Commitment Letter is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 7.01. Regulation FD Disclosure.

In connection with the offering of the notes (as defined below) a preliminary offering memorandum was provided to prospective purchasers containing (i) the unaudited condensed consolidated interim financial statements of Best Doctors as of March 31, 2017 and for the three months ended March 31, 2017 and 2016 (the “Best Doctors Interim Financials”); (ii) the audited consolidated financial statements of Best Doctors as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014 (the “Best Doctors Audited Financials”); and (iii) the unaudited pro forma combined financial statements of the Company giving pro forma effect to the prospective acquisition of Best Doctors as of and for the three months ended March 31, 2017 and giving pro forma effect to the acquisition of HY Holdings, Inc. d/b/a HealthiestYou Corporation and the prospective acquisition of Best Doctors Holdings, Inc. for the year ended December 31, 2016 and the related notes thereto (the “Pro Forma Financials”). The Best Doctors Interim Financials are attached as Exhibit 99.2 hereto and are incorporated herein by reference, the Best Doctors Audited Financials are attached as Exhibit 99.3 hereto and are incorporated herein by reference and the Pro Forma Financials are attached as Exhibit 99.4 hereto and are incorporated herein by reference.

Item 8.01. Other Events.

On June 20, 2017, the Company issued a press release announcing a proposed offering of $200 million in aggregate principal amount of convertible senior notes due 2022 (the “notes”) in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

This report does not constitute an offer to sell or a solicitation of an offer to buy the notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. The notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Cautionary Statement Regarding Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 concerning the Company, Best Doctors, the proposed acquisition of Best Doctors, the financing for the acquisition and other matters. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements the Company makes regarding its financing plans (including statements related to the entry into the Debt Commitment Letter and the offering of the notes), the intended acquisition of Best Doctors, future revenues, future earnings, future numbers of members or clients, litigation outcomes, regulatory developments, market developments, new products and growth strategies, and the effects of any of the foregoing on the Company’s future results of operations or financial conditions.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the control of the Company and Best Doctors. The Company’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) risks related to the acquisition of Best Doctors, including failure to obtain applicable regulatory approvals in a timely manner or at all, integration risks, exposure to international operations, the financing thereof (including the offering of the notes) and failure to achieve the anticipated benefits of the acquisition; (ii) changes in laws and regulations applicable to the Company’s business model; (iii) changes in market conditions and receptivity to the Company’s services and offerings; (iv) results of litigation; (v) the loss of one or more key clients; and (vi) changes to the Company’s abilities to recruit and retain qualified providers into the Company’s network. Additional relevant risks that may affect the Company’s results are described in certain of the Company’s filings with the SEC.

Any forward-looking statement made by us in this current report is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Debt Commitment Letter, dated June 20, 2017, by and among Teladoc, Inc., Jefferies Group LLC and Jefferies Finance LLC.
99.1	Teladoc, Inc. press release, dated June 20, 2017.
99.2	Unaudited condensed consolidated interim financial statements of Best Doctors Holdings, Inc. as of March 31, 2017 and for the three months ended March 31, 2017 and 2016.
99.3	Audited consolidated financial statements of Best Doctors Holdings, Inc. as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014.
99.4	Unaudited pro forma combined financial statements of Teladoc, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELADOC, INC.

Date: June 20, 2017	By:	/s/ Adam C. Vandervoort
	Name:	Adam C. Vandervoort
	Title:	Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Debt Commitment Letter, dated June 20, 2017, by and among Teladoc, Inc., Jefferies Group LLC and Jefferies Finance LLC.
99.1	Teladoc, Inc. press release, dated June 20, 2017
99.2	Unaudited condensed consolidated interim financial statements of Best Doctors Holdings, Inc. as of March 31, 2017 and for the three months ended March 31, 2017 and 2016.
99.3	Audited consolidated financial statements of Best Doctors Holdings, Inc. as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014.
99.4	Unaudited pro forma combined financial statements of Teladoc, Inc.